MONSANTO

Hugh Grant
Chief Operating Officer

2003 Goldman Sachs Agriculture Investor Forum

Feb. 27, 2003

Forward-Looking Statements

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; the company's ability to fund its short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this presentation. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise.

MONSANTO

Highlights

Monsanto Continues to Transform Agriculture

- Continued leadership in Roundup
- Growing biotechnology business
- Leadership position in genomics and seeds
- Ongoing commitment to the broadest and deepest pipeline in the industry

Conservative growth assumptions during a challenging transition period

MONSANTO

Dedicated To Delivering on Cash and Earnings Commitments

	2002 Results	2003 Target
Earnings Per Share	$1.18 *	$1.20 - $1.40 **
Free Cash Flow ***	$639M	$350 - $400M
Receivables % of Sales	37%	36% – 38% range
Inventories % of Sales	27%	25% - 27% range
Capital Expenditures	$224M	$300M

Quarterly Targets

- 85% - 90% of full-year EPS in first half
- 10% of full-year EPS in first quarter

* Excluding goodwill impairment (FAS 142), restructuring charges and Argentine bad- debt reserve of $154M taken in Q2 2002

** Excludes effect of accounting charge for asset retirement obligations and resulting increase in depreciation expense (FAS 143)

*** Sum of cash flows from operations and investing activities

MONSANTO

Cost Management Continues To Be a Focus


Actual spend
($ millions)
R&D
SG&A
Projected spending before restructuring and other actions
$2,000
$1,600
$1,200
$800
$400
$0
1999
2000
2001
2002 *

Key Actions

1999	2000	2001	2002 *
• Integrate chemical and seed operations	• Focus on four key crops • Eliminate certain food and biotech R&D programs	• Streamline and eliminate noncore activities	• Consolidate and shutdown facilities • Reduce headcount

* Excludes Argentine bad debt reserve (taken in Q2 2002)

MONSANTO

Crop Protection Industry Consolidation Driven By Lower Returns and Fewer Innovations

1991 Revenues
($ billions)


$8.0
$6.0
$4.0
$2.0
$0.0
Ag Chem
Seed
$3.1
$2.3
$2.0
$1.9
$1.8
$1.6
$1.6
$1.5
$1.4
$1.2
$0.9
$0.9
$0.8
$0.4
$0.4
$0.4
Ciba Geigy
ICI
Rhone-Poulenc
Bayer
DuPont
Dow Elanco
Monsanto
Sandoz
Hoechst
BASF
Schering
Am Cy
Shell
Sumitomo
Rohm & Haas
FMC

2001 Revenues
($ billions)


Ag Chem
Biotech / Seed
$8.0
$6.0
$4.0
$2.0
$0.0
$6.3
$6.3
$5.5
$3.8
$3.1
$2.8
$0.7
$0.7
Bayer/Aventis
Syngenta
Monsanto
DuPont/Pioneer
BASF
Dow/Rohm & Haas
Sumitomo
FMC

MONSANTO

Source: Phillips McDougall

U.S. Farm Consolidation and Declining Returns Have Changed Customer Needs

Number of Farms and Acres Per Farm



8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
600
500
400
300
200
100
0
Thousand farms
Acres per farm
1935
1945
1955
1965
1975
1985
1995

Source: USDA, EMAC-University of Missouri

Farm Income

($ billions)



120
100
80
60
40
20
0
Real Farm Net Income
Nominal Farm Net Income
1959
2002

MONSANTO

U.S. Growers Lead World in Yield Improvements



Bushels per acre
150
125
100
75
50
25
0
Corn
53
86
110
116
134
130
Soybeans
24
27
32
32
37
38
1959
1969
1979
1989
1999
2002

Source: USDA, EMAC-University of Missouri, Sparks

MONSANTO

Plant-Based Protein Requirements Continue to Grow for Both Food and Feed



Metric tons
200
175
150
125
100
75
50
25
0
Worldwide Total Meal Demand
45
87
115
169
183
U.S. Total Meal Demand
15
20
23
31
33
1969
1979
1989
1999
2001

Source: USDA, EMAC-University of Missouri

Recent Trends in Commodity Prices Underscore Need for New Technologies


Dollars per bushel
(Corn and Soy)
Dollars per pound
(Cotton)
Corn
Soy
Cotton
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$1.00
$0.75
$0.50
$0.25
$0.00
1995
1996
1997
1998
1999
2000
2001
2002
2003

- Over past century, commodity prices have declined while production costs have risen
- Grower decisions are more interconnected than in the past
  - Farm consolidation and economics drive growers to higher tech choices and integrated systems
  - Productivity and efficiency ultimately determine farming practices

MONSANTO

Traditional Products Have Declined While New Biotech Traits Are Growing


Industry Growth
Sales
($ billions)
Chemicals
Seeds
Biotech
2003
2002
2001
2000
1998
$0
$10
$20
$30

- Crop chemical CAGR (2%)
- Conventional seed CAGR (2%)
- Biotech seed and trait CAGR 16%

Source: Phillips McDougall, Monsanto estimates

MONSANTO

Seeds and Traits Continue to Grow Because of Performance and Value


Industry Gross Profit Pool
($ billions)
Ag Chem
Biotech/Seed
$20
$15
$10
$5
$0
$17.7
$4.3
$13.4
$1.8 B
Gross Profit Gain
$1.6 B
Gross Profit Loss
$17.9
$6.1
$11.8
2000
2004F

Source: Phillips McDougall, Monsanto estimates

MONSANTO

Monsanto's Seed and Trait Investments Align With Future of Agriculture


Global branded Roundup volumes of 10M gallons at $55/gallon
First glyphosate supply agreement signed
Global branded volumes of 27M gallons at $37/gallon
Global branded Roundup volumes of 93M gallons $17/gallon
1980
1985
1990
1995
2000
2005
First gene inserted into plant matter
Monsanto biotech research facility opened
Bollgard cotton and Roundup Ready soybeans launched
Asgrow soybean seed company acquired
Roundup Ready corn and Yieldgard corn launched
DEKALB, Holden's and PBIC seed companies acquired
Corn, soybean, wheat, cotton research platform established
Monsanto traits on 138M acres; 95% of global biotech market
Seeds and traits projected to surpass Roundup gross profit in 2003-2004 timeframe
Platform for growth established
Shift to seeds and traits accelerates

MONSANTO

Roundup Remains U.S. Market Leader Despite Increased Competition

U.S. Roundup Brand Volumes

Millions of gallons	2002 Actual	2003 Forecast
Market Full-Year POG (Use)*	49	56
MON Full-Year Sales and POG Volumes	38	40

U.S. Roundup Brand Share

	2002 Actual	2003 Forecast
Brand Share	77%	Low 70s

2002 Results:

- Overall market decline because of unfavorable weather
- Roundup was U.S. market leader with 77% brand share
- Continued pricing pressure, down 11%
- Roundup WeatherMAX launch enhanced high-value product offerings

2003 Expectations:

- Overall market growth in mid-teens
- Continued competitive pricing environment
- Aggressive market share defense
- Bulk tank distribution remains key Monsanto competitive advantage

** POG (Use) reflects Monsanto estimates of actual use by grower, known as product on ground or POG*

MONSANTO

Technology Investment Has Boosted Seed Market Position

MON U.S. Corn Yield vs. Competitors


195
180
165
150
135
Bushels/Acre
Monsanto
Competitors
95
100
105
110
115
Relative Maturity (Days)

MON U.S. Soybean Yield vs. Competitors


60
50
40
30
20
Bushels/Acre
Monsanto
Competitors
Group II
Group III
Group IV
Maturity Zones

MON U.S. Corn Unit Cost (1999 = 100)


100
95
90
85
80
1999
2000
2001
2002

MON U.S. Soybean Unit Cost (1999 = 100)


100
95
90
85
80
75
70
1999
2000
2001
2002

Source: Monsanto and industry estimates

MONSANTO

Biotechnology Continues To Grow from Existing Traits


Global Planted Biotech Acres
Acres planted with Monsanto technology (millions)
160
140
120
100
80
60
40
20
0
Canola
Cotton
Corn
Soybeans
1996
1997
1998
1999
2000
2001
2002

Source: Monsanto estimates

- **Global trait acres grew 12% in 2002**
- **U.S. early order intentions for 2003 look good, particularly in corn**
- **U.S. Bollgard II cotton and YieldGard Rootworm corn to launch in 2003 growing season**
- **Global approvals continue:**
  - Bollgard cotton launched in India in 2002
  - YieldGard corn borer approved in the Philippines
  - Roundup Ready corn approved in South Africa
  - Bollgard II cotton approved in Australia

MONSANTO

Monsanto's Trait Patent Position Leads the Industry


Number of USDA approvals
30
25
20
15
10
5
0
Monsanto
29
Bayer Aventis
11
Syn-genta
4
Dupont Pioneer
3
Dow
1

- 30% of plant biotech patents*
- 42% of USDA field test applications submitted
- 52% of USDA commercial clearances received
- Mutually resolved numerous patent disputes through settlements and joint agreements
- When necessary, have successfully defended our position in the patent office and in court

*Filed by multinational ag biotech companies

Near- to Mid-Term Growth Comes from Corn

Corn Seed Market (Units)*



North America
50%
Europe / Africa
24%
Latin America
19%
Asia/Pacific
7%

Monsanto Corn Market Shares



70%
60%
50%
40%
30%
20%
10%
0%
Branded
Licensed
U.S.
Brazil
Argentina
Europe/Africa
Asia/Pacific
Global

* Based on hybrid acres in markets where Monsanto participates

Source: Monsanto estimates

MONSANTO

Roundup Ready Corn Broadens Our Potential in Corn Market

Grower Benefits:

- 90%+ grower satisfaction
- No. 1 reason farmers use Roundup Ready corn is better weed control
- Growers place $9.20 more value per acre than conventional systems, reducing their cost by 5%

Future:

- Penetration of 20M acres by 2005 would result in reduction of traditional corn herbicides by 10M acres
  - Monsanto's U.S. corn herbicide share would increase from 18% today to 24% in 2005



Roundup Ready corn treated with Roundup
Un-treated weedy check

U.S. Roundup Ready Corn Acreage Growth



Roundup Ready corn acres (including stacks)
0
2
4
6
8
10
0.9
2.1
2.7
4.6
7.8
1998
1999
2000
2001
2002

MONSANTO

YieldGard Rootworm Corn Is Newest Technology for Corn Growers

Opportunity:

- 32 million U.S. acres infested
- Monsanto goal of 4-6M acres in 2005

Benefits:

- Outstanding corn rootworm control
- Broad spectrum insect control when stacked with YieldGard corn borer
- Reduces grower input costs

Regulatory Status:

- U.S. approvals completed, with EPA approval final on Feb. 24
- Japanese environmental, food and feed safety approvals, April 2002
- Canadian environmental petition and food safety review in progress



YieldGard Rootworm
Approved
Control

35 Academic Trials Summary – 2001 and 2002



0-3 Nodal Injury Scale
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
YG-RW
Gaucho
Prescribe
Lorsban
Ti-435
Force

MONSANTO

Ethanol Production Creates Specialty Market for Growers

2002:

- Approximately 5M acres or 7% of total U.S. corn production converted to ethanol
- One bushel of corn produces 2.6 - 2.8 gallons of ethanol
- More than 2 billion gallons of ethanol used in United States
- Fastest growing corn market segment growing at 10%-15% annually



Billions of Gallons
6
5
4
3
2
1
Ethanol Biomass
Ethanol Grain
1990
1995
2000
2005F
2010F
2015F

Source: Department of Energy, USDA

Benefits:

- Value added product for growers
- Renewable bio-energy with less pollution

Focus Areas:

- Launch of Processor Preferred seed hybrids screened for enhanced ethanol properties
- Ongoing research to develop corn ethanol



THIS TRUCK USES
10 BUSHELS OF CORN PER TANK OF E85 FUEL
5888 XJ

Trait Stacking Is One-Stop Shopping for Farmer; Incremental Margin for Monsanto



Corn Potential
Grower price per acre at U.S. retail
$80
$60
$40
$20
$0
$30
Roundup
Trait
$73
Traditional Base Seed
Roundup Ready
YieldGard Corn Borer
YieldGard Rootworm
Total
Traits

U.S. Seed and Trait Expansion Has Given Monsanto Larger Share of Grower Purchases


1996
1999
2002
Soybeans
Monsanto Share*
8%
42%
52%
Cotton **
Monsanto Share*
10%
31%
45%
Corn
Monsanto Share*
7%
17%
19%

- Monsanto herbicide
- Monsanto branded seed and traits
- Monsanto traits sold by others
- All other (non-Monsanto) inputs

* Share of U.S. Grower Input Costs: seeds, traits, herbicides, insecticides (includes all Monsanto herbicides, branded and licensed technologies sold by other seed companies)

** Monsanto traits only for cotton (no Monsanto branded seeds)

Source: Monsanto, industry estimates

Seeds and Traits Drive Future Gross Profit


Gross profit
($ millions)
Roundup
All Other Products
Seeds and Traits
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,700
$2,200
$2,350
2001
2002
2003F

- Trait acreage growth continues, particularly in Roundup Ready corn and stacked traits
- U.S. Roundup business declines from expected share and pricing losses
- Seed share flat to slightly up; advanced breeding techniques improve yields and quality
- Assumes no new Brazilian or European approvals of biotech traits

MONSANTO

Monsanto Well Positioned for 2003 and Beyond

- Board and senior management remains committed to Monsanto's unique strategic view of agriculture
- Traits are growing globally with potential for continued margin expansion
- Seeds provide strong foundation for future products
- Roundup remains critical to our long-term integrated strategy
- Pipeline opportunities mirror future of agriculture

MONSANTO